EXHIBIT 32

                            CERTIFICATION OF OFFICERS
                         OF UNITED HERITAGE CORPORATION
                           PURSUANT TO 18 USC ss. 1350

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsection (a) and
(b) of Section 1350, Chapter 63 of Title 18, United States Code) each of the undersigned officers of United Heritage Corporation (the "Company") does hereby certify, to such officer's knowledge, that:

      (a) The amendment to the quarterly report on Form 10-QSB for the period ended December 31, 2005 of the Company fully complies with the requirements of section 13(a) or 15(b) of the Securities Exchange Act of 1934; and

      (b) Information contained in the amendment to Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  February 15, 2006


/s/ C. Scott Wilson
-------------------
C. Scott Wilson,
Chief Executive Officer


Dated:  February 15, 2006


/s/ Kenneth Levy
----------------
Kenneth Levy,
Chief Financial Officer